                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the
undersigned officer of Scotia Pacific Company LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

         (a) the accompanying Annual Report on Form 10-K for the year ended
December 31, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: March 29, 2004

                                                    /S/       ROBERT E. MANNE
                                                  -------------------------------
                                                          Robert E. Manne
                                                      Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).